UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      September 29, 2006
                                                --------------------------------

                              GSAMP Trust 2006-FM2
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                         (Exact name of issuing entity)

                          GS Mortgage Securities Corp.
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              (Exact name of depositor as specified in its charter)

                         Goldman Sachs Mortgage Company
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               (Exact name of sponsor as specified in its charter)

        Delaware              333-132809-31                    13-3387389
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(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation              File Number            Identification No.
      of depositor)                 of issuing entity)       of depositor)

85 Broad Street, New York, New York                               10004
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(Address of principal executive offices of depositor)           (Zip Code)

Depositor's telephone number, including area code      (212) 902-1000
                                                 -------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On September 29, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance of the GSAMP Trust 2006-FM2 Mortgage Pass-Through Certificates, Series 2006-FM2 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Fremont Investment & Loan, as responsible party and servicer, Wells Fargo Bank, National Association, as master servicer and securities administrator and Deutsche Bank National Trust Company, as trustee. The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class R, Class RC and Class RX Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $992,657,200 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of September 28, 2006, by and between the Company and the Underwriter.

      The Class B-1, Class B-2, Class X and Class P Certificates were sold by the Depositor to Goldman, Sachs & Co. in a transaction exempt from registration under the Securities Act of 1933 (the "Act") pursuant to Section 4(2) under the Act. The net proceeds from the sale of these certificates were applied by the Depositor toward the purchase of the mortgage loans constituting the pool assets.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and
Exhibits.

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of September 28, 2006, by and between GS Mortgage Securities Corp., as depositor and Goldman, Sachs & Co., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of September 1, 2006, by and among the GS Mortgage Securities Corp., as depositor, Fremont Investment & Loan, as responsible party and servicer, Wells Fargo Bank, N.A., as master servicer and securities administrator and Deutsche Bank National Trust Company, as trustee.

Exhibit 10.1 Assignment Agreement, dated as of September 29, 2006, by and between the Company and Goldman Sachs Mortgage Company (included as Exhibit N to Exhibit 4).

Exhibit 10.2 ISDA Master Agreement, dated as of September 29, 2006, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, and Wells Fargo Bank, N.A., the securities administrator (included as Exhibit X to Exhibit 4).

Exhibit 10.3 Schedule to the Master Agreement, dated as of September 29, 2006, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, and Wells Fargo Bank, N.A., the securities administrator (included as Exhibit X to Exhibit
                  4).

Exhibit 10.4 Confirmation, dated as of September 29, 2006, by and among Goldman Sachs Capital Markets, L.P., Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, Goldman Sachs Mortgage Company, L.P., and Wells Fargo Bank, N.A., the securities administrator (included as Exhibit X to Exhibit 4).

Exhibit 10.5 Amended and Restated Mortgage Loan Purchase Agreement and Warranties Agreement, dated as of January 1, 2006, as amended by Amendment No. 1, dated as of August 1, 2006, each by and between Goldman Sachs Mortgage Company and Fremont Investment & Loan (included as Exhibit BB to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 24, 2006                    GS MORTGAGE SECURITIES CORP.

                                          By: /s/ Michelle Gill
                                              -----------------------------
                                              Name:  Michelle Gill
                                              Title: Vice President

                              INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                               Paper (P) or
Exhibit No.           Description                            Electronic (E)
--------------        -----------                            --------------

     1                Underwriting Agreement, dated as of         (E)
                      September 28, 2006, by and between GS
                      Mortgage Securities Corp., as
                      depositor and Goldman, Sachs & Co.,
                      as underwriter.

     4                Pooling and Servicing Agreement,            (E)
                      dated as of September 1, 2006, by and
                      among the GS Mortgage Securities
                      Corp., as depositor, Fremont
                      Investment & Loan as responsible
                      party and servicer, Wells Fargo Bank,
                      N.A., as master servicer and
                      securities administrator and Deutsche
                      Bank National Trust Company, as
                      trustee.

    10.1              Assignment Agreement, dated as of           (E)
                      September 29, 2006, by and between the
                      Company and Goldman Sachs Mortgage
                      Company (included as Exhibit N to
                      Exhibit 4).

    10.2              ISDA Master Agreement, dated as of          (E)
                      September 29, 2006, by and between
                      Goldman Sachs Mitsui Marine
                      Derivatives Products, L.P., the swap
                      provider, and Wells Fargo Bank, N.A.,
                      the securities administrator
                      (included as Exhibit X to Exhibit 4).

    10.3              Schedule to the Master Agreement,           (E)
                      dated as of September 29, 2006, by
                      and between Goldman Sachs Mitsui
                      Marine Derivatives Products, L.P.,
                      the swap provider, and Wells Fargo
                      Bank, N.A., the securities
                      administrator (included as Exhibit X
                      to Exhibit 4).

    10.4              Confirmation, dated as of September         (E)
                      29, 2006, by and among Goldman Sachs
                      Capital Markets, L.P., Goldman Sachs
                      Mitsui Marine Derivatives Products,
                      L.P., the swap provider, Goldman
                      Sachs Mortgage Company, L.P., and
                      Wells Fargo Bank, N.A., the
                      securities administrator (included as
                      Exhibit X to Exhibit 4).

    10.5              Amended and Restated Mortgage Loan          (E)
                      Purchase Agreement and Warranties
                      Agreement, dated as of January 1, 2006,
                      as amended by Amendment No. 1, dated as
                      of August 1, 2006, each by and  between
                      Goldman Sachs Mortgage Company and
                      Fremont Investment & Loan (included as
                      Exhibit BB to Exhibit 4).